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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                NETGATEWAY, INC.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                            87-0591719
       (State of incorporation                    (I.R.S. Employer
             organization)                     Identification Number)


            300 OCEANGATE, 5TH FLOOR, LONG BEACH, CALIFORNIA 90802 (Address of principal executive offices, including zip code)


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

TITLE OF EACH CLASS TO                   NAME OF EACH EXCHANGE ON WHICH EACH
BE SO REGISTERED                         EACH CLASS IS TO BE SO REGISTERED
----------------------                   ---------------------------------
          NONE.                                       NONE.

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

TITLE OF EACH CLASS TO                   NAME OF EACH EXCHANGE ON WHICH EACH
BE SO REGISTERED                         EACH CLASS IS TO BE SO REGISTERED
-------------------------                -----------------------------------
     COMMON STOCK,                            NASDAQ NATIONAL MARKET
PAR VALUE $.001 PER SHARE

                                   ----------
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                Copies of correspondence should be forwarded to:


ROBERT STEVEN BROWN, ESQ.
BROCK SILVERSTEIN LLC
800 THIRD AVENUE
21ST FLOOR
NEW YORK, NEW YORK 10022


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the information set forth under the heading "Description of Securities -- Common Stock" contained in the Registration Statement on Form S-1 (Registration No. 333-79751) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on June 1, 1999 and as such registration statement may be hereafter amended.

ITEM 2.  EXHIBITS.

Exhibit No.       Exhibit
-------------------------

         3.1 Articles of Incorporation, as amended (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (Registration No. 333-79751) under the Securities Act of 1933, as amended).

         3.2 Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (Registration No. 333-79751) under the Securities Act of 1933, as amended).

         4.2 Specimen of Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (Registration No. 333-79751) under the Securities Act of 1933, as amended).

                                       2
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            NETGATEWAY, INC.



DATE: NOVEMBER 3, 1999                      BY: /s/ DONALD M. CORLISS, JR.
                                               -----------------------------
                                                DONALD M. CORLISS, JR.
                                                PRESIDENT

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                                INDEX TO EXHIBITS

                                                                   Sequentially
Exhibit No.       Exhibit                                          Numbered Page
-------------------------                                          -------------

         3.1      Certificate of Incorporation, as amended                 N/A
                  (incorporated by reference to Exhibit 3.1
                  to the Registration Statement on Form S-1
                  (Registration No. 333-79751) under the
                  Securities Act of 1933, as amended).

         3.2      Bylaws (incorporated by reference to Exhibit             N/A
                  3.2 to the Registration Statement on Form S-1
                  (Registration No. 333-79751) under the Securities
                  Act of 1933, as amended).

         4.1      Specimen Stock Certificate (incorporated by              N/A
                  reference to Exhibit 4.1 to the Registration
                  Statement on Form S-1 (Registration No. 333-79751) under the Securities Act of 1933, as amended).

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